OFFICE LEASE

         THIS OFFICE LEASE ("Lease") is made between SPIEKER PROPERTIES, L.P., a California limited partnership ("Landlord"), and Electronic Arts Inc., a Delaware corporation ("Tenant"), as of September 3, 1999 (the "date of this Lease").


                             BASIC LEASE INFORMATION

PROJECT: A project located in Carlsbad, California and more commonly known as Pacific Ridge Corporate Centre.

BUILDING: A building located at 5790 Fleet Street, Carlsbad, CA

DESCRIPTION OF PREMISES: Suite 200 (the Premises is as outlined in red or as shown in cross-hatching on Exhibit "B")

RENTABLE AREA OF PREMISES: Approximately 10,000 square feet, subject to adjustment pursuant to Paragraph 22.4.

PERMITTED USE: Tenant shall use and occupy the Premises for general office purposes and for no other purpose without the prior written consent of Landlord.

SCHEDULED TERM COMMENCEMENT DATE: January 1, 2000

SCHEDULED  INITIAL TERM: Five (5) years  SCHEDULED  EXPIRATION DATE December 31,
2004

BASE RENT:

(a)  Initial Annual Base Rent $234,000.00

(b)  Initial Monthly Installment of Base Rent: $19,500.00

(c)  Subject to increase pursuant to Paragraph 3.1(b) as follows:
     January 1, 2001 - December 31, 2001 $20,280.00
     January 1, 2002 - December 31, 2002 $21,090.00
     January 1, 2003 - December 31, 2003 $21,935.00
     January 1, 2004 - December 31, 2004 $22,810.00

(d) The above items "(a)", "(b)" and "(c)" of Base Rent are subject to adjustment pursuant to Paragraph 22.4.

SECURITY DEPOSIT:  $19,500.00

BASE YEAR FOR OPERATING EXPENSES:  2000

TENANT'S PROPORTIONATE SHARE OF BUILDING: 16.53% OF PROJECT: 8.27% "Tenant's Proportionate Share" is subject to adjustment pursuant to Paragraph 22.4.

PARKING DENSITY:           4  spaces  per  1,000  rentable  square  feet  of the
                           Premises

OCCUPANCY DENSITY:         4  persons  per  1,000  rentable  square  feet of the
                           Premises

TENANT'S NAICS CODE:________________________________

TENANT CONTACT:            Name: Tom Casey
                           Telephone Number: 760-431-9009
                           FAX: 760-431-9043

ADDRESSES FOR NOTICES: To:  Tenant                                          To:  Landlord
                       Upon Tenant's occupancy of Premises,                 Spieker Properties, L.P.
                       address will be:                                     5790 Fleet Street, Suite 100
                       5790 Fleet Street, Suite 310                         Carlsbad, CA  92009
                       Carlsbad, CA  92008                                  Attn: Project Manager

with a copy to:        Electronic Arts Inc.
                       207 Redwood Shores Parkway
                       Redwood City, CA  94065
                       Attn:  Dave Carbone, Vice President

and a copy to:         Electronic Arts Inc.
                       207 Redwood Shores Parkway
                       Redwood City, CA  94065
                       Attn:  Legal Department

LANDLORD'S REMITTANCE ADDRESS: Spieker Properties, L.P., Dept. 11821, P. O. Box 60077, Los Angeles, CA 90060-0077

         IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease Information, the following Standard Lease Provisions consisting of Paragraphs 1 through 22 (the "Standard Lease Provisions") and Exhibits A, B, C and D, all of which are incorporated herein by this reference (collectively, this "Lease"). In the event of any conflict between the provisions of the Basic Lease Information and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control.

    "Landlord"                                   "Tenant"

    SPIEKER PROPERTIES, L.P.,                    ELECTRONIC ARTS INC.,
    a California limited partnership,            a Delaware corporation

    By:  Spieker Properties, Inc.,
         a Maryland corporation,
         its general partner                     By: /s/ Ruth A. Kennedy
                                                    ----------------------------
         By: /s/ M. Ritschel                     Its: Senior Vice President &
            -------------------------                 General Counsel
                  Mitch J. Ritschel
                  Vice President                 Date: 9/20/99
                                                      --------------------------
         Date: 9-21-99
              -----------------------

                            STANDARD LEASE PROVISIONS

1. Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions set forth herein, those certain premises (the "Premises") described in the Basic Lease Information and as outlined in red or as shown in the cross-hatched markings on the floor plan attached hereto as Exhibit "B". The Premises are located in that certain office building (the "Building") whose street address is as shown in the Basic Lease Information. The Building is located on that certain land which is also improved with landscaping, parking facilities and other improvements and appurtenances. Such land, together with all such improvements and appurtenances and the Building, are all or part of a project which may consist of more than one building and additional facilities, as described in the Basic Lease Information (collectively referred to herein as the "Project"). However, Landlord reserves the right to make such changes, additions and/or deletions to such land, the Building and the Project and/or the common areas and parking facilities thereof as it shall determine from time to time.

2.       Term.

         (a) Unless earlier terminated in accordance with the provisions hereof, the term of this Lease (the "Term") shall be as set forth in the Basic Lease Information; provided, however, in the event the Term Commencement Date (defined below) occurs on a date other than the first day of a calendar month, there shall be added to the Term the partial month ("Partial Lease Month") from the Term Commencement Date to (but not including) the first day of the calendar month following the Term Commencement Date.

         (b) Subject to the provisions of this Paragraph 2, the Term shall commence on the date (the "Term Commencement Date") which is the earlier of (i) the date Landlord delivers the Premises to Tenant based upon the City of Carlsbad's approval for occupancy for Tenant's Permitted Use (ii) or the date Tenant takes possession or commences use of any portion of the Premises for any business purpose (including moving in). If this Lease contemplates the construction of tenant improvements in the Premises by Landlord, Landlord shall be deemed to have delivered the Premises to Tenant on the date reasonably determined by Landlord's space planner to be the date of substantial completion of the work to be performed by Landlord (as described in the Improvement Agreement, if any, attached hereto as Exhibit "C") (the "Improvement Agreement"). Notwithstanding the foregoing, in the event that Landlord is delayed in delivering the Premises by reason of any act or omission of Tenant, the Term Commencement Date shall be (unless Tenant takes possession or commences use of the Premises prior thereto) the date the Premises would have been delivered by Landlord had such Tenant caused delay(s) not occurred. This Lease shall be a binding contractual obligation effective upon execution hereof by Landlord and Tenant, notwithstanding the later commencement of the Term. Tenant acknowledges that Tenant has inspected and accepts the Premises in their present condition, "as is", except for tenant improvements (if any) to be constructed by Landlord in the Premises pursuant to the Improvement Agreement, if any.

         (c) In the event the Term Commencement Date is delayed or otherwise does not occur on the Scheduled Term Commencement Date, within one hundred eighty (180) days of issuance of the building permit by the City of Carlsbad for the Tenant Improvements pursuant to Exhibit C, then Tenant, upon not less than thirty (30) days prior written notice to Landlord shall have the right to terminate this Lease, unless within such thirty (30) day period Landlord tenders possession of the Premises in the condition required by this Lease. Except as otherwise provided herein, this Lease shall not be void or voidable, the Term shall not be extended (except as provided in Paragraph 2(a), and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom; provided that Tenant shall not be liable for any Rent (defined below) for any period prior to the Term Commencement Date except as may otherwise be provided in this Lease. Landlord may deliver to Tenant Landlord's standard form "Start-Up Letter" for Tenant's acknowledgment and confirmation of the Term Commencement Date. Tenant shall execute and deliver such Start-Up Letter to Landlord within five
(5) days after receipt thereof, but Tenant's failure or refusal to do so shall not negate Tenant's acceptance of the Premises or affect determination of the Term Commencement Date.

3.       Rent and Operating Expenses.

         3.1      Base Rent

         (a) Subject to the provisions of this Paragraph 3.1, Tenant agrees to pay during the Term as Base Rent for the Premises the sums specified in the Basic Lease Information (as adjusted from time to time as provided in this Lease) ("Base Rent").

         (b) Base Rent shall increase as set forth in the Basic Lease Information or as may otherwise be provided in this Lease.

         (c) Except as expressly provided to the contrary herein, Base Rent shall be payable in equal consecutive monthly installments, in advance, without deduction or offset, commencing on the Term Commencement Date and continuing on the first day of each calendar month thereafter. However, the first full monthly installment of Base Rent shall be payable upon Tenant's execution of this Lease. If the Term Commencement Date is a day other than the first day of a calendar month, then the Rent for the Partial Lease Month (the "Partial Lease Month Rent") shall be prorated based on a month of 30 days. The Partial Lease Month Rent shall be payable by Tenant on the first day of the calendar month next succeeding the Term Commencement Date. Base Rent, all forms of additional rent payable hereunder by Tenant and all other amounts, fees, payments or charges payable hereunder by Tenant shall (i) each constitute rent payable hereunder (and shall sometimes collectively be referred to herein as "Rent"), (ii) be payable to Landlord in lawful money of the United States when due without any prior demand therefor, except as may be expressly provided to the contrary herein, and (iii) be payable to Landlord at Landlord's Remittance Address set forth in the Basic Lease Information or to such other person or to such other place as Landlord may from time to time designate in writing to Tenant.

         3.2      Operating Expenses.

         (a) Subject to the provisions of this Lease, Tenant shall pay to Landlord pursuant to this Paragraph 3.2 as additional rent an amount equal to Tenant's Proportionate Share (defined below) of the excess, if any, of Operating Expenses (defined below) allocable to each Expense Year (defined below) over Operating Expenses allocable to the Base Year (the "Base Year") specified in the Basic Lease Information ("Base Year Operating Expenses"). "Tenant's Proportionate Share" is, subject to the provisions of this Paragraph 3.2, the percentage number (representing the Premises' share of the Building and the Project) set forth in the Basic Lease Information. An "Expense Year" is any calendar year after the Base Year any portion of which falls within the Term.

         (b) "Operating Expenses" means all costs, expenses and obligations incurred or payable by Landlord because of or in connection with the operation, ownership, repair, replacement, restoration, management or maintenance of the Project during or allocable to the Base Year or an Expense Year (as applicable) during the Term, all as determined by sound accounting principles reasonably selected by Landlord and consistently applied, including without limitation the following:

                  (i) All property taxes, assessments, charges or impositions and other similar governmental ad valorem or other charges levied on or attributable to the Project (including personal and real property contained therein) or its ownership, operation or transfer, and all taxes, charges, assessments or similar impositions imposed in lieu or substitution (partially or totally) of the same (collectively, "Taxes"). "Taxes" shall also include (A) all taxes, assessments, levies, charges or impositions on any interest of Landlord in the Project, the Premises or in this Lease, or on the occupancy or use of space in the Project or the Premises; or on the gross or net rentals or income from the Project; or (B) any possessory taxes charged or levied in lieu of real estate taxes. Tenant shall not be liable for any increases in real estate taxes as a result of a transfer of the Building during the initial five (5) year Lease Term only. Taxes shall specifically exclude all federal income taxes, federal excise profit taxes, franchise, capital stock and federal and state inheritance or estate taxes; and

                  (ii) The cost of all utilities,  supplies,  equipment,  tools, materials, service contracts, janitorial services, waste and refuse disposal, landscaping, and insurance (with the nature and extent of such insurance to be carried by Landlord to be reasonably determined by Landlord based upon insurance carried on similar properties in the San Diego County); insurance deductibles; compensation and benefits of all persons who perform services connected with the operation, management, maintenance or repair of the Project; personal property taxes on and maintenance and repair of equipment and other personal property; costs and fees for administration and management of the Project, whether by Landlord or by an independent contractor, and other management office operational expenses; rental expenses for or a reasonable allowance for depreciation of, personal property used in the operation, management, maintenance or repair of the Project, license, permit and inspection fees; and all inspections, activities, alterations, improvements or other matters required by any governmental or quasi-governmental authority or by Regulations (defined below), for any reason, including, without limitation, capital improvements, whether capitalized or not; all capital additions, repairs, replacements and improvements made to the Project or any portion thereof by Landlord (A) of a personal property nature and related to the operation, repair, maintenance or replacement of systems, facilities, equipment or components of (or which service) the Project or portions thereof, (B) required or provided in connection with any existing or future applicable municipal, state, federal or other governmental statutes, rules, requirements, regulations, laws, standards, orders or ordinances including, without limitation, zoning ordinances and regulations, and covenants, easements and restrictions of record (collectively, "Regulations"), (C) which are designed to actually reduce the Operating Expenses of the Project (with such capital costs to be amortized according to Generally Accepted Accounting Principles (GAAP) over the entire useful life of the improvement(s)); common area repair, resurfacing, replacement, operation and maintenance; security systems or services, if any, deemed appropriate by Landlord (but without obligation to provide the same); and any other cost or expense incurred or payable by Landlord in connection with the operation, ownership, repair, replacement, restoration, management or maintenance of the Project.

         (c) Variable items of Operating Expenses (e.g., expenses that are affected by variations in occupancy levels) for the Base Year and each Expense Year during which actual occupancy of the Project is less than ninety-five percent (95%) of the rentable area of the Project shall be appropriately adjusted, in accordance with sound accounting principles, to reflect ninety-five percent (95%) occupancy of the existing rentable area of the Project during such period.

         (d) Prior to or shortly following the commencement of (and from time to time during) each calendar year of the Term following the Term Commencement Date, Landlord shall give to Tenant a written estimate of Tenant's Proportionate Share of the projected excess, if any, of the Operating Expenses for the Project for such year over the Base Year Operating Expenses. Commencing with the first day of the calendar month following the month in which such estimate was delivered to Tenant, Tenant shall pay such estimated amount (less amounts, if any, previously paid toward such excess for such year) to Landlord in equal monthly installments over the remainder of such calendar year, in advance on the first day of each month during such year (or remaining months, if less than all of the year remains). Subject to the provisions of this Lease, Landlord shall endeavor to furnish to Tenant within a reasonable period after the end of each Expense Year, a statement (a "Reconciliation Statement") indicating in reasonable detail the excess, if any, of Operating Expenses allocable to such Expense Year over Base Year Operating Expenses and the parties shall, within forty-five (45) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments to Tenant's actual share of such excess as indicated by such annual Reconciliation Statement.

         (e) Tenant shall pay ten (10) days before delinquency all taxes and assessments levied against any personal property or trade fixtures of Tenant in or about the Premises. If any such taxes or assessments are levied against Landlord or Landlord's property or if the assessed value of the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures, Tenant shall, within ten (10) days of demand, reimburse Landlord for the taxes and assessments so levied against Landlord, or any such taxes, levies and assessments resulting from such increase in assessed value. Tenant's obligations under this Paragraph 3.2(e) shall not extend more than one
(1) year following the termination of this Lease.

         (f) Any delay or failure of Landlord in (i) delivering any estimate or statement described in this Paragraph 3.2, or (ii) computing or billing Tenant's Proportionate Share of excess Operating Expenses shall not (A) constitute a waiver of its right to subsequently deliver such estimate or statement or require any increase in Rent contemplated by this Paragraph 3.2, or (B) in any way waive or impair the continuing obligations of Tenant under this Paragraph
3.2. Provided that Tenant is not then in default under this Lease, subject to compliance with Landlord's standard procedures for the same, Tenant shall have the right, at Tenant's expense, and upon the condition that Tenant shall first pay to Landlord the amount in dispute, to have independent certified public accountants of national standing (who are not compensated on a contingency basis) of Tenant's selection (and subject to Landlord's reasonable approval) review Landlord's Operating Expense books and records relating to the Expense Year subject to a particular Reconciliation Statement during the sixty-day period following delivery to Tenant of the Reconciliation Statement for such Expense Year. Tenant waives the right to dispute or contest, and shall have no right to dispute or contest, any matter relating to the calculation of Operating Expenses or other forms of Rent under this Paragraph 3.2 with respect to each Expense Year for which a Reconciliation Statement is given to Tenant if no claim or dispute with respect thereto is asserted by Tenant in writing to Landlord within sixty (60) days of delivery to Tenant of the original or most recent Reconciliation Statement with respect thereto.

4. Delinquent  Payment;  Handling Charges. In the event Tenant is more than five
(5) days late in paying any amount of Rent or any other payment due under this Lease, Tenant shall pay Landlord, within ten (10) days of Landlord's written demand therefor, a late charge equal to five percent (5%) of the delinquent amount, or $150.00, whichever amount is greater. In addition, any amount due from Tenant to Landlord hereunder which is not paid within ten (10) days of the date due shall bear interest at an annual rate (the "Default Rate") equal to twelve percent (12%).

5. Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord the amount of Security Deposit (the "Security Deposit") specified in the Basic Lease Information, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon a default by Tenant or an Event of Default (defined below). If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit (a) for the payment of any Rent or any other sum in default, (b) for the payment of any other amount which Landlord may spend or become obligated to spend by reason of such default by Tenant, and (c) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of such default by Tenant. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor by Landlord, deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the amount required to be maintained by Tenant hereunder. Within a reasonable period following expiration or the sooner termination of this Lease, provided that Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the remaining portion of the Security Deposit. The Security Deposit may be commingled by Landlord with Landlord's other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises, then Landlord may assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability or obligation for the return of the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of any Regulations, now or hereinafter in force, which restricts the amount or types of claim that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.

6.       Landlord's Obligations.

         6.1 Services. Subject to the provisions of this Lease, Landlord shall furnish to Tenant during the Term (a) city or utility company water at those points of supply provided for general use of the tenants of the Building; (b) subject to mandatory and voluntary Regulations, heating and air conditioning during ordinary business hours (described below) for the Building at such temperatures and in such amounts as Landlord reasonably determines is appropriate for normal comfort for normal office use in the Premises (after hours HVAC is currently estimated to be $25.00 per hour, subject to change); (c) janitorial services to the Premises on weekdays, other than on legal holidays, for Building-standard installations; (d) nonexclusive passenger elevator service. If Tenant desires any of the services specified in this Paragraph 6.1 at any time other than during ordinary business hours of generally recognized business days designated by Landlord for the Building (building hours are Monday through Friday, 7:00 a.m. through 6:00 p.m and Saturday, 9:00 a.m. to 1:00 p.m., which in any event shall not include Saturdays, Sundays or legal holidays), then subject to such nondiscriminatory conditions and standards as Landlord shall apply to the same, upon the written request of Tenant, such services shall be supplied to Tenant in accordance with Landlord's customary procedures for the Building, including such advance request deadlines as Landlord shall require from time to time, and Tenant shall pay to Landlord Landlord's then customary charge for such services within ten (10) days after Landlord has delivered to Tenant an invoice therefor. Except, however, Landlord shall provide Tenant with up to twenty (20) hours per month of after hours HVAC usage at no charge to Tenant. Landlord reserves the right to change the supplier or provider of any such service from time to time. Tenant shall not have the right to obtain any such service for the Premises directly from a supplier or provider of such service except as provided in Paragraph 6.4 below or for its separately-metered electric service to the Premises, in which case tenant shall pay, upon demand, for these utilities furnished to the Premises.

         6.2 Excess Utility Use. Landlord shall not be required to furnish electrical current for, and Tenant shall not install or use, without Landlord's prior written consent, any equipment whose operation is in excess of, or inconsistent with, the capacity of the Building (or existing feeders and risers to, or wiring in, the Premises).

         6.3 Restoration of Services. Following receipt of Tenant's request to do so, Landlord shall restore any service specifically to be provided under Paragraph 6.1 that becomes unavailable and which is in Landlord's reasonable control to restore; provided, however, that in no case shall the unavailability of such services or any other service (or any diminution in the quality or quantity thereof) or any interference in Tenant's business operations within the Premises render Landlord liable to Tenant or any person using or occupying the Premises under or through Tenant (including, without limitation, any contractor, employee, agent, invitee or visitor of Tenant) (each, a "Tenant Party") for any damages of any nature whatsoever caused thereby, constitute a constructive eviction of Tenant, constitute a breach of any implied warranty by Landlord, or entitle Tenant to any abatement of Tenant's rental obligations hereunder.

         6.4 Telecommunications Services. Tenant may contract separately with providers of telecommunications or cellular products, systems or services for the Premises. Even though such products, systems or services may be installed or provided by such providers in the Building, in consideration for Landlord's permitting such providers to provide such services to Tenant, Tenant agrees that Landlord and the Landlord Indemnitees (defined below) shall in no event be liable to Tenant or any Tenant Party for any damages of any nature whatsoever arising out of or relating to the products, systems or services provided by such providers (or any failure, interruption, defect in or loss of the same) or any acts or omissions of such providers in connection with the same or any interference in Tenant's business caused thereby. Tenant waives and releases all rights and remedies against Landlord and the Landlord Indemnitees that are inconsistent with the foregoing.

7.       Improvements, Alterations, Repairs and Maintenance.

         7.1 Improvements; Alterations. Any alterations, additions, deletions, modifications or utility installations in, of or to the improvements contained within the Premises, not including the Tenant Improvements as described in Exhibit "C" attached hereto (collectively, "Alterations") shall be installed at Tenant's expense and only in accordance with detailed plans and specifications, construction methods, and all appropriate permits and licenses, all of which have been previously submitted to and approved in writing by Landlord, and by a professionally qualified and licensed contractor and subcontractors approved by Landlord. No Alterations in or to the Premises may be made without (a) Landlord's prior written consent and (b) compliance with such nondiscriminatory requirements and construction regulations concerning such Alterations as Landlord may impose from time to time. Landlord will not be deemed to unreasonably withhold its consent to any Alteration that violates

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

Regulations, may affect or be incompatible with the Building's structure or its HVAC, plumbing, telecommunications, elevator, life-safety, electrical, mechanical or other basic systems, or the appearance of the interior common areas or exterior of the Project, or which may interfere with the use or occupancy of any other portion of the Project. All Alterations made in or upon the Premises shall, (i) at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall restore the portion of the Premises affected to its condition existing immediately prior to such Alteration), or shall remain on the Premises at the end of the Term; provided however, that Landlord shall notify Tenant in writing at the same time that it consents to such Alteration of its election of one of the above two options, which election shall be binding upon Landlord notwithstanding anything to the contrary stated herein, (ii) be constructed, maintained, insured and used by Tenant, at its risk and expense, in a first-class, good and workmanlike manner, and in accordance with all Regulations, and (iii) shall be subject to payment of Landlord's standard alterations supervision fee, except for non-structural and non-mechanical alterations costing up to Five Thousand Dollars ($5,000.00) cumulatively. If any Alteration made or initiated by Tenant or the removal thereof shall cause, trigger or result in any portion of the Project outside of the Premises, any portion of the Building's shell and core improvements (including restrooms, if any) within the Premises, or any Building system inside or outside of the Premises being required by any governmental authority to be altered, improved or removed, or may otherwise potentially affect such portions of the Project or any other tenants of the Project, Landlord shall have the option (but not the obligation) of performing the same at Tenant's expense, in which case Tenant shall pay to Landlord (within ten (10) days of Landlord's written demand) in advance Landlord's reasonable estimate of the cost of such work, and any actual costs of such work in excess of Landlord's estimate, plus an administrative charge of ten percent (10%) thereof. At least ten (10) days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility. Upon substantial completion of construction, if the law so provides, Tenant shall cause a timely notice of completion to be recorded in the office of the recorder of the county in which the Building is located.

7.2 Repairs and Maintenance. Tenant shall maintain at all times during the Term the Premises and all portions and components of the improvements and systems contained therein in a first-class, good, clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises, with the exception of reasonable wear and tear Tenant shall repair or replace, as needed, subject to Landlord's direction and supervision, any damage to the Building or the Project caused by Tenant or any Tenant Party, with the exception of reasonable wear and tear. If any such damage occurs outside of the Premises or relates to any Building system, then Landlord may elect to repair such damage itself at Tenant's expense. The cost of all repair or replacement work performed by Landlord under this Paragraph 7.2, plus an administrative charge of ten percent (10%) of such cost, shall be paid by Tenant to Landlord within ten (10) days of receipt of Landlord's invoice therefor. Tenant hereby waives all common law and statutory rights or provisions inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Sections 1941, 1941.1, and 1941.2 of the California Civil Code, as amended from time to time). Landlord shall maintain the common areas of the Project in a commercially reasonable manner at all times during the Term with the cost thereof constituting an Operating Expense under Paragraph 3.2.

         7.3 Mechanic's Liens. Tenant shall not cause, suffer or permit any mechanic's or materialman's lien, claim, or stop notice to be filed or asserted against the Premises, the Building or any funds of Landlord for any work performed, materials furnished, or obligation incurred by or at the request of Tenant or any Tenant Party. If any such lien, claim or notice is filed or asserted, then Tenant shall, within ten (10) days after Landlord has delivered notice of the same to Tenant, either (a) pay and satisfy in full the amount of (and eliminate of record) the lien, claim or notice or (b) diligently contest the same and deliver to Landlord a bond or other security therefor in substance and amount (and issued by an issuer) satisfactory to Landlord. Tenant's obligations under this Paragraph 7.3 shall not apply to any work to be performed, materials furnished, or obligation incurred with respect to the Tenant Improvements.

8. Use. Tenant shall continuously occupy and use the Premises only for general office use or uses incidental thereto, all of which shall be consistent with the standards of a first class office project (the "Permitted Use") and shall comply, at Tenant's expense, with all Regulations relating to the use, condition, alteration, improvement, access to, and occupancy of the Premises
(including the Palomar over flight restrictions document #1998-0362387, as recorded on June 15, 1998 and resolution nos. 4234 and 4244, document #1998-0362388, as recorded on June 15, 1998), including without limitation,
Regulations relating to Hazardous Materials (defined below). Should any Regulation now or hereafter be imposed on Tenant or Landlord by any governmental body relating to the use or occupancy of the Premises or the Project common areas by Tenant or any Tenant Party or concerning occupational, health or safety standards for employers, employees, or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such Regulations if such Regulations relate to anything within the Premises or if compliance with such Regulations is within the control of Tenant and applies to an area outside of the Premises. Tenant shall conduct its business and shall cause each Tenant Party to act in such a manner as to (a) not release or permit the release of any Hazardous Material in, under, on or about the Project in violation of any Regulations, (b) use or store any Hazardous Materials (other than incidental amounts of cleaning and office supplies) in or about the Premises or (c) not create or permit any nuisance or unreasonable interference with or disturbance of other tenants of the Project or Landlord in its management of the Project or (d) not on a continuing basis, create any occupancy density in the Premises or parking density with respect to Tenant and any Tenant Party at the Project greater than those specified in the Basic Lease Information. "Hazardous Material" means any hazardous, explosive, radioactive or toxic substance, material or waste which is or becomes regulated by any local, state or federal governmental authority or agency, including, without limitation, any material or substance which is (i)
defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material," "pollutant" or "contaminant" under any Regulation, (ii) a flammable explosive,
(iii) a radioactive material, (iv) a polychlorinated biphenyl, (v) asbestos or asbestos containing material, or (vi) a carcinogen.

9.       Assignment and Subletting.

         9.1 Transfers; Consent. Tenant shall not have the right, without the prior written consent of Landlord which consent shall not be unreasonably denied, to, (a) assign, transfer, mortgage, hypothecate, or encumber this Lease or any estate or interest herein, whether directly, indirectly or by operation of law, (b) permit any other entity to become a Tenant hereunder by merger, consolidation, or other reorganization, with the exception of wholly-owned subsidiaries and affiliates of Tenant as set forth in Paragraph 9.3, (c) if Tenant is a corporation, partnership, limited liability company, limited liability partnership, trust, association or other business entity (other than a corporation whose stock is publicly traded), permit, directly or indirectly, the transfer of any ownership interest in Tenant so as to result in (i) a change in the current control of Tenant, (ii) a transfer of twenty-five percent (25%) or more in the aggregate in any twelve (12) month period in the beneficial ownership of such entity or (iii) a transfer of all or substantially all of the assets of Tenant, (d) sublet any portion of the Premises, or (e) grant any license, concession, or other right of occupancy of or with respect to any portion of the Premises, or (f) permit the use of the Premises by any party other than Tenant or a Tenant Party (each of the events listed in this Paragraph
9.1 being referred to herein as a "Transfer"). If Tenant requests Landlord's consent to any Transfer, then at least twenty (20) business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer and all consideration therefor (including a calculation of the Transfer Profits described below), copies of the proposed documentation, and the following information relating to the proposed transferee: name and address; information
reasonably   satisfactory

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to Landlord concerning the proposed  transferee's business and business history;
its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the parties agree that it shall be reasonable for
Landlord  to  withhold  any  such  consent  if,  without  limitation,   Landlord
determines in good faith that (A) the proposed transferee is not of a reasonable financial standing or is not creditworthy, (B) the proposed transferee is a governmental agency, (C) the proposed transferee, or any affiliate thereof, is then an occupant in the Project or has engaged in discussions with Landlord concerning a lease of direct space in the Project, (D) the proposed Transfer would result in a breach of any obligation of Landlord or permit any other tenant in the Project to terminate or modify its lease, (E) there is then in effect an uncured Event of Default, (F) the Transfer would increase the occupancy density or parking density of the Project or any portion thereof, (G) the Transfer would result in an undesirable tenant mix for the Project, as determined in good faith by Landlord, (H) the proposed transferee does not enjoy a good reputation, as a business or as a tenant. Any Transfer made without Landlord's consent shall be void and, at Landlord's election, shall constitute an Event of Default by Tenant. Tenant shall also, within ten (10) days of written demand therefor, pay to Landlord $500 as a review fee for each Transfer request, and reimburse Landlord for its reasonable attorneys' fees and all other costs incurred in connection with considering any request for consent to a proposed Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord Landlord's standard form transfer consent and agreement whereby the proposed transferee expressly assumes the Tenant's obligations hereunder. Landlord's consent to a Transfer shall not release Tenant from its obligations under this Lease (or any guarantor of this Lease of its obligations with respect thereto), but rather Tenant and its transferee shall be jointly and severally liable for all obligations under this Lease allocable to the space subject to such Transfer. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. In the event of any claim by Tenant that Landlord has breached its obligations under this Paragraph 13, Tenant's remedies shall be limited to recovery of its out-of-pocket damages and injunctive relief.

         9.2 Cancellation and Recapture. Notwithstanding Paragraph 9.1, Landlord may (but shall not be obligated to), within sixty (60) days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or subject to an assignment of this Lease ("Transfer Space") as of the date such proposed Transfer is proposed to be effective and, thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person or entity or not at all) without liability to Tenant. If Landlord shall not cancel this Lease within such sixty-day period and notwithstanding any Landlord consent to the proposed Transfer, Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess ("Transfer Profits") of all compensation and other consideration paid to or for the benefit of Tenant (or any affiliate thereof) for the Transfer in excess of Base Rent and additional rent payable by Tenant hereunder (with respect to the Transfer Space) during the remainder of the Term (after straight-line amortization of any reasonable brokerage commissions and tenant improvement costs paid by Tenant in connection with the Transfer over the term of the Transfer).

         9.3 Permitted Transfers. An "Affiliate" means any entity that (i) controls, is controlled by, or is under common control with Tenant, (ii) results from the transfer of all or substantially all of Tenant's assets or stock, or
(iii) results from the merger or consolidation of Tenant with another entity. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs. Notwithstanding anything to the contrary contained in this Lease, Landlord's consent is not required for and Landlord's recapture rights shall not apply to any assignment of this Lease or sublease of all or a portion of the Premises to an Affiliate so long as the following conditions are met: (a) at least ten (10) business days before any such assignment or sublease, Landlord receives written notice of such assignment or sublease (as well as any documents or information reasonably requested by Landlord regarding the proposed intended transfer and the transferee); (b) Tenant is not then in default under this Lease; (c) if the transfer is an assignment or any other transfer to an Affiliate other than a sublease, the intended assignee assumes in writing all of Tenant's obligations under this Lease relating to the Premises in form satisfactory to Landlord or, if the transfer is a sublease, the intended sublessee accepts the sublease in form satisfactory to Landlord; (d) the intended transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied, at least equal to one-half (1/2) the tangible net worth of Tenant as of the date of this Lease; (e) the Premises shall continue to be operated solely for the use specified in the Basic Lease Information; and (f) Tenant shall pay to Landlord Landlord's standard fee for approving assignments and subleases and all costs reasonably incurred by Landlord or any mortgagee or ground lessor for such assignment or subletting, including, without limitation, reasonable attorneys' fees. No transfer to an Affiliate in accordance with this subparagraph shall relieve Tenant named herein of any obligation under this Lease or alter the primary liability of Tenant named herein for the payment of Rent or for the performance of any other obligation to be performed by Tenant, including the obligations contained in Paragraph 5 with respect to any Affiliate.

         Notwithstanding anything to the contrary in this Lease, the transfer of outstanding capital stock or other listed equity interests, or the purchase of outstanding capital stock or other listed equity interests, or the purchase of equity interests issued in an initial public offering of stock, by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange shall not be included in determining whether control has been transferred.


10.      Insurance, Waivers, Subrogation and Indemnity.

         10.1 Insurance. Tenant shall maintain throughout the Term each of the insurance policies described on Exhibit "D" attached hereto and shall otherwise comply with each and all of the obligations and requirements provided on Exhibit "D."

         10.2 Waiver of Subrogation. Landlord and Tenant each waives any claim, loss or cost it might have against the other for any injury to or death of any person or persons, or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against or is required to be insured against under the terms hereof under any "all risk" property damage insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, regardless of whether the negligence of the other party caused such Loss.

         10.3 Indemnity by Tenant. Subject to Paragraph 10.2, Tenant shall indemnify, defend and hold Landlord, Spieker Properties, Inc., and each of their respective directors, shareholders, partners, lenders, members, managers, contractors, affiliates and employees (collectively, "Landlord Indemnitees") from and against all claims, demands, proceedings, losses, obligations, liabilities, causes of action, suits, judgments, damages, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising from or asserted in connection with the use or occupancy of the Premises by Tenant or any Tenant Party, including, without limitation, by reason of any release of any Hazardous Materials by Tenant or any Tenant Party in, under, on, or about the Project, or any negligence or misconduct of Tenant or of any Tenant Party in or about the Premises, including without limitation, Tenant's breach of any of its covenants under this Lease, except in each case to the extent arising primarily from the negligence or willful misconduct of Landlord or any Landlord Indemnitee. Except to the extent expressly provided in this Lease, Tenant hereby waives all claims against and releases Landlord and each Landlord Indemnitee for any injury to or death of persons, damage

Page     6 of 22
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to property  or  business  loss in any manner  related to (i)  Tenant's  use and occupancy of the Premises,  (ii) acts of God,  (iii) acts of third  parties,  or
(iv) any matter outside of the reasonable control of Landlord, except in each case to the extent arising from the negligence or willful misconduct of Landlord or any Landlord Indemnitee. This Paragraph 10.3 shall survive termination or expiration of this Lease.

         10.4 Indemnity by Landlord. Landlord shall indemnify, defend by counsel reasonably acceptable to Tenant, protect and hold Tenant harmless from and against any and all claims, liabilities, losses, costs, damages, injuries or expenses, including reasonable attorneys' and consultants' fees and court costs, demands, causes of action, or judgments arising out of or relating to the negligence or willful misconduct of Landlord or Landlord's agents, employees or invitees. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord shall in no event be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises, Building or Project, including without limitation the common areas, whether caused by theft, fire, rain or water leakage of any character from the roof, walls, plumbing, sprinklers, pipes, basement or any other portion of the Premises, Building or Project, or caused by gas, fire, oil or electricity in, on or about the Premises, Building or Project, or from any other systems except in each case to the extent caused by the negligence or willful misconduct of Landlord, or by acts of God (including without limitation flood or earthquake), acts of a public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or from any other cause whatsoever, or for any damage or inconvenience which may arise through repair, subject to and except as expressly otherwise provided in Paragraph 7.2 or 10.2 of this Lease except to the extent caused directly by the gross negligence or willful misconduct of Landlord. In addition, Landlord shall in no event be liable for (i) injury to Tenant's business or any loss of income or profit therefrom or from consequential damages, or (ii) sums up to the amount of insurance proceeds received by Tenant. The foregoing indemnity by Landlord shall not be applicable to include Tenant's breach of any of its covenants under this Lease claims to the extent primarily arising from the negligence or willful misconduct of Tenant or Tenant's Parties. The foregoing indemnity by Landlord shall survive the expiration or earlier termination of this Lease.

11.      Subordination; Attornment.

         11.1 Subordination. This Lease is subject and subordinate to all present and future ground or master leases of the Project and to the lien of all mortgages or deeds of trust (collectively, "Security Instruments") now or hereafter encumbering the Project, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of any such Security Instruments, unless the holders of any such mortgages or deeds of trust, or the lessors under such ground or master leases (such holders and lessors are sometimes collectively referred to herein as "Holders") require in writing that this Lease be superior thereto. Notwithstanding any provision of this Paragraph 11 to the contrary, any Holder of any Security Instrument may at any time subordinate the lien of its Security Instrument to this Lease without obtaining Tenant's consent by giving Tenant written notice of such subordination, in which event this Lease shall be deemed to be senior to the Security Instrument in question. Tenant shall, within twenty (20) days of request to do so by Landlord, execute, acknowledge and deliver to Landlord such further instruments or assurances as Landlord may deem necessary or appropriate to evidence or confirm the subordination or superiority of this Lease to any such Security Instrument; provided, however, that at the request of Tenant made within ten (10) days of any such Landlord request, such Holder shall execute and deliver to Tenant its standard nondisturbance agreement. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so within said a twenty (20) day period.

         11.2 Attornment. Tenant covenants and agrees that in the event that any proceedings are brought for the foreclosure of any mortgage or deed of trust, or if any ground or master lease is terminated, it shall attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or master lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as "Landlord" under this Lease; provided, however, that Tenant's obligation as set forth in this Paragraph 11.2 shall be condition upon the execution and delivery to Tenant by any such purchaser or lessor of a nondisturbance agreement commercially reasonable and acceptable to Tenant. If requested, Tenant shall enter into a new lease with that successor on the same terms and conditions as are contained in this Lease (for the unexpired portion of the Term then remaining).

12. Rules and Regulations. Tenant shall comply, and shall cause each Tenant Party to comply, with the Rules and Regulations of the Building which are attached hereto as Exhibit "A," and all such nondiscriminatory modifications, additions, deletions and amendments thereto as Landlord shall adopt in good faith from time to time.

13. Condemnation. If the entire Project or Premises are taken by right of eminent domain or conveyed by Landlord in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking. If any part of the Project becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than ninety (90) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and all Rent paid or payable hereunder shall be apportioned between Landlord and Tenant as of the date of such Taking. If any material portion, but less than all, of the Project, Building or the Premises becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to any Holder of any Security Instrument, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and all Rent paid or payable hereunder shall be apportioned between Landlord and Tenant as of the date of such Taking. If Tenant does not so terminate this Lease, then Base Rent thereafter payable hereunder shall be abated for the duration of the Taking in proportion to that portion of the Premises rendered untenantable by such Taking. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Project is situated, the Project, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease and moving and relocation costs. Landlord and Tenant agree that the provisions of this Paragraph 13 and the remaining provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any Taking of any portion of the Premises, the Building, the Project or the land on which the Building is located, and Landlord and Tenant hereby waive and release each and all of their respective common law and statutory rights inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Section 1265.130 of the California Code of Civil Procedure, as amended from time to time).

14.      Fire or Other Casualty.

         14.1 Repair Estimate; Right to Terminate. If all or any portion of the Premises, the Building or the Project is damaged by fire or other casualty (a "Casualty"), Landlord shall, within ninety (90) days after Landlord's discovery of such damage, deliver to Tenant its good faith estimate (the "Damage Notice") of the time period following such notice needed to repair the damage caused by such Casualty. Landlord or Tenant may elect to terminate this Lease in any case where (a) any material portion of the Premises or any material portion of the Project are damaged and (b) either (i) Landlord estimates in good faith that the repair and restoration of such damage under Paragraph 14.2 ("Restoration") cannot reasonably be completed (without the payment of overtime) within two hundred (200) days of Landlord's actual discovery of such damage, (ii) the Holder of any Security Instrument requires the application of any insurance proceeds with respect to such Casualty to be applied to the outstanding balance

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

of the obligation secured by such Security Instrument, (iii) the cost of such Restoration is not fully covered by insurance proceeds available to Landlord and/or payments received by Landlord from tenants, or (iv) Tenant shall be entitled to an abatement of rent under this Paragraph 14 for any period of time in excess of thirty-three percent (33%) of the remainder of the Term. Such right of termination shall be exercisable by Landlord or Tenant by delivery of written notice to Tenant or Landlord, as the case may be, at any time following the Casualty until forty-five (45) days following the later of (A) delivery of the Damage Notice or (B) Landlord's discovery or determination of any of the events described in clauses (i) through (iv) of the preceding sentence, and shall be effective upon delivery of such notice of termination (or if Tenant has not vacated the Premises, upon the expiration of thirty (30) days thereafter).

         14.2 Repair Obligation; Abatement of Rent. Subject to the provisions of Paragraph 14.1, Landlord shall, within thirty (30) days after the discovery by Landlord of any damage resulting from a Casualty, begin to repair the damage to the Building and the Premises resulting from such Casualty and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as existed immediately before such Casualty, except for modifications required by Regulations, and modifications to the Building or the Project reasonably deemed desirable by Landlord; provided, however, that Landlord shall not be required to repair or replace any of the Alterations, furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises. Landlord shall have no liability for any inconvenience or annoyance to Tenant or injury to Tenant's business as a result of any Casualty, regardless of the cause therefor; provided, however, that Landlord shall not unreasonably interfere with Tenant's occupancy of the Premises. Base Rent, and additional rent payable under Paragraph 3.2, shall abate if and to the extent a Casualty damages the Premises or common areas in the Project or renders any material portion of the Premises unfit for Tenant's occupancy, and such portions are not occupied by Tenant, for the period of time commencing on the date Tenant vacates the portion of the Premises affected on account thereof and continuing until the date the Restoration with respect to the Premises (and/or required common areas) is substantially complete, as determined by Landlord's architect. Landlord and Tenant agree that the provisions of this Paragraph 14 and the remaining provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any and all damage to, or destruction of, all or any portion of the Premises or the Project by Casualty, and Landlord and Tenant hereby waive and release each and all of their respective common law and statutory rights inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, as amended from time to time).

15. Parking. Tenant shall have the right to the nonexclusive use of such portion of the parking facilities of the Project as are designated by Landlord from time to time for such purpose for the parking of passenger-size motor vehicles used by Tenant and Tenant Parties only and are not transferable without Landlord's approval. The use of such parking facilities shall be subject to such rules and regulations as are adopted by Landlord from time to time for the use of such facilities.

16. Events of Default. Each of the following occurrences shall be an "Event of Default" and shall constitute a material default and breach of this Lease by
Tenant: (a) any failure by Tenant to pay any installment of Base Rent, additional rent or to make any other payment required to be made by Tenant hereunder within ten (10) days of when due; (b) the abandonment or vacation of the Premises by Tenant, provided, however, that unless Tenant is using the Premises for a retail use, abandonment or vacation of the Premises shall not be an Event of Default so long as no other Event of Default has occurred hereunder and provided Tenant has given Landlord five (5) days' prior written notice of its intent to vacate the Premises; (c) any failure by Tenant to execute and deliver any estoppel certificate or other document or instrument described in Paragraphs 10 (insurance), 11 (subordination) or 21.2 (estoppel certificates) requested by Landlord, where such failure continues for ten (10) days after delivery of written notice of such failure by Landlord to Tenant; (d) any failure by Tenant to fully perform any other material obligation of Tenant under this Lease, where such failure continues for thirty (30) days (except where a shorter period of time is specified in this Lease, in which case such shorter time period shall apply) after delivery of written notice of such failure by Landlord to Tenant; (e) the voluntary or involuntary filing of a petition by or against Tenant or any general partner of Tenant (i) in any bankruptcy or other insolvency proceeding, (ii) seeking any relief under any state or federal debtor relief law, (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease, or (iv) for the reorganization or modification of Tenant's capital structure (provided, however, that if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after the filing thereof); (f) the default of any guarantor of Tenant's obligations hereunder under any guaranty of this Lease, the attempted repudiation or revocation of any such guaranty, or the participation by any such guarantor in any other event described in this Paragraph 16 (as if this Paragraph 16 referred to such guarantor in place of Tenant); or (g) any other event, act or omission which any other provision of this Lease identifies as an Event of Default. Any notice of any failure of Tenant required under this Paragraph 16 shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure.

17. Remedies. Upon the occurrence of any Event of Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate, and cumulative), the option to pursue any one (1) or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever:

         (a) Terminate this Lease, and Landlord may recover from Tenant the following: (i) the worth at the time of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom (specifically including, without limitation, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant); and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "rent" as used in this Paragraph 17(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 17(a)(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the Default Rate, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 17(a)(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (b) Landlord shall have the remedy  described in California  Civil Code
Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Event of Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

         (c) Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Paragraphs 17(a) and 17(b) above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law or as otherwise required herein, to seek any declaratory, injunctive, or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

         (d) Following the occurrence of three instances of payment of Rent more than ten (10) days late in any twelve (12) month period, the late charge set forth in Paragraph 4 shall apply from the date payment was due and Landlord may, without prejudice to any other rights or remedies available to it, upon written notice to Tenant, require that all remaining monthly installments of Rent payable under this Lease shall be payable by cashier's check or electronic funds transfer three (3) months in advance, and may require that Tenant increase the Security Deposit to an amount equal to three times the current month's Rent at the time of the most recent default. In addition, (i) upon the occurrence of an Event of Default by Tenant, if the Premises or any portion thereof are sublet, Landlord may, at its option and in addition and without prejudice to any other remedies herein provided or provided by law, collect directly from the sublessee(s) all rentals becoming due to the Tenant and apply such rentals against other sums due hereunder to Landlord; and (ii) without prejudice to any other right or remedy of Landlord, if Tenant shall be in default under this Lease, Landlord may cure the same at the expense of Tenant (A) immediately and without notice in the case (1) of emergency, (2) where such default unreasonably interferes with any other tenant in the Building, or (3) where such default will result in the violation of any Regulation or the cancellation of any insurance policy maintained by Landlord, and (B) in any other case if such default continues for ten (10) days following the receipt by Tenant of notice of such default from Landlord and all costs incurred by Landlord in curing such default(s), including, without limitation, attorneys' fees, shall be reimbursable by Tenant as Rent hereunder upon demand, together with interest thereon, from the date such costs were incurred by Landlord, at the Default Rate.

18. Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or earlier termination of this Lease, Tenant shall deliver to Landlord all keys (including any electronic access devices and the like) to the Premises, and Tenant shall deliver to Landlord the Premises in the same condition, in all material respects, as existed on the date Tenant originally took possession thereof, ordinary wear and tear excepted, provided that ordinary wear and tear shall not include repair and clean up items. By way of example, but without limitation, repair and clean up items shall include cleaning of all interior walls, carpets and floors, replacement of damaged or missing ceiling or floor tiles, window coverings or cover plates, removal of any Tenant-introduced markings, and repair of all holes and gaps, as well as the removal requirements below. In addition, prior to the expiration of the Term or any sooner termination thereof, (a) Tenant shall remove such Alterations as Landlord shall request and shall restore the portion of the Premises affected by such Alterations and such removal to its condition existing immediately prior to the making of such Alterations, (b) Tenant shall remove from the Premises all unattached trade fixtures, furniture, equipment and personal property located in the Premises, including, without limitation, phone equipment, wiring, cabling and all garbage, waste and debris, and (c) Tenant shall repair all damage to the Premises or the Project caused by any such removal including, without limitation, full restoration of all holes and gaps resulting from any such removal. All personal property and fixtures of Tenant not so removed shall, to the extent permitted under applicable Regulations, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items.

19. Holding Over. If Tenant holds over after the expiration or earlier termination of the Term hereof, with or without the express or implied consent of Landlord, Tenant shall become and be only a tenant at sufferance at a daily rent equal to one-thirtieth of the greater of (a) the then prevailing monthly fair market rental rate as determined by Landlord in its sole and absolute discretion, or (b) one hundred fifty percent (150%) of the monthly installment of Base Rent (and estimated additional rent payable under Paragraph 3.2) payable by Tenant immediately prior to such expiration or termination, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable, as reasonably determined by Landlord. Neither any provision hereof nor any acceptance by Landlord of any Rent after any such expiration or earlier termination (including, without limitation, through any "lockbox") shall be deemed a consent to any holdover hereunder or result in a renewal of this Lease or an extension of the Term, or any waiver of any of Landlord's rights or remedies with respect to such holdover. Notwithstanding any provision to the contrary contained herein, (i) Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the Term or upon the earlier termination hereof or at any time during any holdover, and the right to assert any remedy at law or in equity to evict Tenant and collect damages in connection with any such holdover, and (ii) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, proceedings, losses, damages, liabilities, obligations, penalties, costs and expenses, including, without limitation, all lost profits and other consequential damages, attorneys' fees, consultants' fees and court costs incurred or suffered by or asserted against Landlord by reason of Tenant's failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

20.  Substitution  Space.

21.      Miscellaneous.

         21.1 Landlord Transfers and Liability. Landlord may, without restriction, sell, assign or transfer in any manner all or any portion of the Project, any interest therein or any of Landlord's rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall automatically be released from any further obligations hereunder, provided that the assignee thereof assumes in writing all of Landlord's obligations hereunder accruing after such assignment. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease or with respect to any obligation or liability related to the Premises or the Project shall be recoverable only from the interest of Landlord in the Project, and neither Landlord nor any affiliate thereof shall have any personal liability with respect thereto and in no case shall Landlord be liable to Tenant for any lost profits, damage to business, or any form of special, indirect or consequential damage on account of any breach of this Lease, subject to the rights and provisions of Paragraph 2(C).

         21.2 Estoppel Certificates; Financial Statements. At any time and from time to time during the Term, Tenant shall, without charge, execute, acknowledge and deliver to Landlord within twenty (20) days or as soon as readily available after Landlord's request therefor, an estoppel certificate in recordable form containing such factual certifications and other provisions as are found in the estoppel certificate forms requested by institutional lenders and purchasers. Tenant agrees in any case that (a) the foregoing certificate may be relied on by anyone holding or proposing to acquire any interest in the Project from or through Landlord or by any mortgagee or lessor or prospective mortgagee or lessor of the Project or of any interest therein and (b) the form of estoppel certificate shall be in the form of, at Landlord's election, the standard form of such present or prospective lender, lessor or purchaser (or any form substantially similar thereto), or any other form that Landlord shall reasonably select. At the request of Landlord from time to time, Tenant shall provide to Landlord within ten (10) days of Landlord's request therefor Tenant's and any guarantor's current financial statements.

         21.3 Notices. Notices, requests, consents or other communications desired or required to be given by or on behalf of Landlord or Tenant under this Lease shall be effective only if given in writing and sent by (a) registered or certified United States mail, postage prepaid, (b) nationally recognized express mail courier that provides written evidence of delivery, fees prepaid, or (c) facsimile and United States mail, postage prepaid, and addressed as set forth in the Basic Lease Information, or at such other address in the State of California as may be specified from time to time, in writing, or, if to Tenant, at the Premises. Any such notice, request, consent, or other communication shall only be deemed given (i) if sent by registered or certified United States mail, on the day it is officially delivered to or refused by the intended recipient, (ii) if sent by nationally recognized express mail courier, on the date it is officially recorded by such courier, (iii) if delivered by facsimile, on the date the sender obtains written telephonic confirmation that the electronic transmission was received, or (iv) if delivered personally, upon delivery or, if refused by the intended recipient, upon attempted delivery.

         21.4 Payment by Tenant; Non-Waiver. Landlord's acceptance of Rent (including, without limitation, through any "lockbox") following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such terms. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due, unless states to be so in writing by Landlord.

         21.5 Certain Rights Reserved by Landlord. Landlord hereby reserves and shall have the following rights, upon no less than forty-eight (48) hours prior written notice (except in the case of emergencies) with respect to the Premises and the Project: (a) to decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project, the Building, the Premises or any part thereof; to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Project or the Building; to interrupt or suspend temporarily Building services and facilities; to change the name of the Building or the Project; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, common areas, or other public parts of the Building or the Project;
(b) to take such measures as Landlord deems advisable in good faith for the security of the Building and its occupants; to temporarily deny access to the Building to any person; and to close the Building after ordinary business hours and on Sundays and Holidays, subject, however, to Tenant's right to enter when the Building is closed after ordinary business hours under such rules and regulations as Landlord may reasonably prescribe from time to time during the Term; and (c) to enter the Premises at reasonable hours (or at any time in an emergency) to perform repairs, to take any action authorized hereunder, or to show the Premises to prospective purchasers or lenders, or, during the last six
(6) months of the Term, prospective tenants.

         21.6 Miscellaneous. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant, as the case may be, unless such waiver is in writing signed by Landlord. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Tenant and the person or persons signing on behalf of Tenant represent and warrant that Tenant has full right and authority to enter into this Lease, and that all persons signing this Lease on its behalf are authorized to do so. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All exhibits and attachments attached hereto are incorporated herein by this reference. This Lease shall be governed by and construed in accordance with the laws of the State of California. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including without limitation, reasonable attorneys' fees and court costs. Time is of the essence regarding this Lease and all of its provisions. Tenant shall not record this Lease or any memorandum hereof. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR WITH RESPECT TO THIS LEASE. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant. This Lease may be executed in any number of counterparts, each of which shall be deemed an original. The covenants between Landlord and Tenant hereunder shall be construed as independent and not dependent. Time is of the essence as to the performance of each covenant hereunder in which time of performance is a factor.

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22.      Addenda/Additional Provisions.

         22.1 Option to Renew. Tenant shall, provided this Lease is in full force and effect and Tenant is not in default under any of the terms and conditions of this Lease, have two (2) successive option(s) to renew this Lease for a term of two (2) years, for the Premises in "as is" condition and on the same terms and conditions set forth in this Lease, except as modified by the terms, covenants and conditions set forth below:

         (a) If Tenant elects to exercise such option, then Tenant shall provide Landlord with written notice no earlier than the date which is fifteen (15) months prior to the expiration of the then current term of this Lease, but no later than 5:00 p.m. (Pacific Standard Time) on the date which is twelve (12) months prior to the expiration of the then current term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the Term of this Lease.

         (b) The Base Rent for each option to renew this Lease shall be the Monthly Base Rent in effect at the expiration of the previous term increased annually by four percent (4%).

         (c) Landlord shall have no obligation to provide or pay for any tenant improvements or brokerage commissions during any renewal term.

         (d) Tenant's right to exercise any option(s) to renew under this Paragraph shall be conditioned upon Tenant occupying the entire Premises and the same not being occupied by any assignee, subtenant or licensee other than Tenant or its affiliate at the time of exercise of any option and commencement of the renewal term. Tenant's exercise of any option to renew shall constitute a representation by Tenant to Landlord that as of the date of exercise of the option and the commencement of the applicable renewal term, Tenant does not intend to seek to assign this Lease in whole or in part, or sublet all or any portion of the Premises.

         (e) Any exercise by Tenant of any option to renew under this Paragraph shall be irrevocable. If requested by Landlord, Tenant agrees to execute a lease amendment or, at Landlord's option, a new lease agreement on Landlord's then standard lease form for the Building, reflecting the foregoing terms and conditions, prior to the commencement of the renewal term. The option(s) to renew granted under this Paragraph is/are not transferable; the parties hereto acknowledge and agree that they intend that each option to renew this Lease under this Paragraph shall be "personal" to the specific Tenant named in this Lease and that in no event will any assignee or sublessee, except Affiliates, have any rights to exercise such option(s) to renew.

         22.2 Option to Terminate. Tenant shall have a one time right to terminate this Lease on the first day of the 37th month of the Term, provided all of the following conditions are met (which are for the sole benefit of Landlord):

         (a) Tenant is not in default of this Lease and shall be current in all obligations of this Lease as of the effective date of the termination.

         (b) Tenant gives Landlord no less than one hundred eighty (180) days prior written notice.

         (c) Tenant delivers to Landlord Two Hundred Fifty Thousand Dollars ($250,000.00) with its written notice to terminate.

         (d) All financial obligations of Tenant under this Lease, including but not limited to Base Rent, Operating Expenses, Additional Rent, alteration costs, fees, late charges and other charges payable under this Lease are paid through the effective date of termination or the date Tenant vacates the Premises as required hereunder, whichever is later.

         (e) The Premises shall be vacated by Tenant in clean and sanitary condition and as otherwise required under Paragraph 18 of this Lease on or before the effective date of termination.

         (f) Tenant shall still be obligated for reconciliation of Operating Expenses through the effective date of the termination or the date Tenant vacates the Premises as required hereunder, whichever is later.

         (g) Landlord shall return to Tenant the sums currently held by Landlord as a Security Deposit or prepaid rent under this Lease upon payment to Landlord of all amounts owing to Landlord and satisfaction of other conditions to termination under this Paragraph 22.2.

         From and after receipt by Landlord of Tenant's termination notice under clause b above, Landlord shall have full access to the Premises at all times to show the Premises to prospective tenants, provided Landlord gives reasonable notice.

         22.3 Representation of the Parties. It is hereby acknowledged that both Landlord and Tenant are acting as principals and representing themselves with respect to this Lease. As such, no leasing commission will be due or payable by either party unless a party elects to have third party representation on its own accord, and therefore, would assume full responsibility for any resulting lease commissions.

         22.4 Measurement of the Premises. Within thirty (30) days after the date on which Landlord's Base Building Work is substantially complete for Tenant Improvements construction, but in no event later than the Term Commencement Date, Landlord shall, at its sole cost, cause the Premises to be measured by a mutually acceptable and professionally qualified architect (other than Landlord's or Tenant's architect) licensed in the state of California. The rentable square feet of the Premises shall be based on a measurement according to the Building Owners and Managers Association. If the rentable square footage of the Premises is other than the stated rentable feet of the Premises in the Basic Lease Information, the Base Rent and Tenant's Proportionate Share shall correspondingly be adjusted, at the same rate per square foot as set forth in the Basic Lease Information. Similarly, the Tenant Improvement Allowance pursuant to Paragraph 4.2 of Exhibit C shall correspondingly be adjusted at the rate per square foot that is the Tenant Improvement Allowance divided by the useable square feet of the entire Premises. Any modification or adjustment to the rentable square feet of the Premises and any other terms of the Lease must be made and agreed to in writing by the parties within thirty (30) days after Landlord's receipt of architect's measurement. Failure on the part of the parties to agree within thirty (30) days or any dispute between Landlord and Tenant pertaining this Paragraph 22.4 shall be resolved by submitting to binding arbitration, conducted and determined in San Diego County according to the prevailing rules of the American Arbitration Association for arbitration of commercial disputes.



    "Landlord"                              "Tenant"

    SPIEKER PROPERTIES, L.P.,               ELECTRONIC ARTS INC.,
    a California limited partnership,       a Delaware corporation

    By:  Spieker Properties, Inc.,
    a Maryland corporation,
    its general partner

         By: M. Ritschel                    By: Ruth A. Kennedy
            -------------------------          ---------------------------------
                  Mitch J. Ritschel         Its: Senior Vice President &
                  Vice President                 General Counsel

         Date:      9-21-99                 Date:      9/20/99
               ----------------------             ------------------------------

                                   EXHIBIT "A"

                              RULES AND REGULATIONS

1. Driveways, sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. The driveways, sidewalks, halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building, the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employees or invitees of any tenant, shall go upon the roof of any Building, except as authorized by Landlord. No tenant, and no employees or invitees of any tenant shall move any common area furniture without Landlord's consent.

2. No sign, placard, banner, picture, name, advertisement or notice, visible from the exterior of the Premises or the Building or the common areas of the Building shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on its Premises or any part of the Building or Project without the prior written consent of Landlord in Landlord's sole and absolute discretion. Landlord shall have the right to remove any such sign, placard, banner, picture, name, advertisement, or notice without notice to and at the expense of Tenant, which were installed or displayed in violation of this rule. If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of Tenant's Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, banner, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, banner, picture, name, advertisement or notice.

     All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord and shall be removed by Tenant at the time of vacancy at Tenant's expense. All signage must conform with the City of Carlsbad and Carlsbad Ranch Specific Plan signage restrictions.

3. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only for the use thereof and to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent or of a quality, type, design, and bulb color approved by Landlord. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which Landlord considers unsightly from outside Tenant's Premises.

5. Landlord reserves the right to exclude from the Building and the Project, between the hours of 6 p.m. and 8 a.m. and at all hours on Saturdays, Sundays and legal holidays, all persons who are not tenants or their accompanied guests in the Building. Each tenant shall be responsible for all persons for whom it allows to enter the Building or the Project and shall be liable to Landlord for all acts of such persons.

     Landlord and its agents shall not be liable for damages for any error concerning the admission to, or exclusion from, the Building or the Project of any person.

     During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right (but shall not be obligated) to prevent access to the Building and the Project during the continuance of that event by any means it considers appropriate for the safety of tenants and protection of the Building, property in the Building and the Project.

6. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of its Premises. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to Tenant's property by the janitor or any other employee or any other person.

7. Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus, coffee pots or other heat-generating devices are entirely shut off before Tenant or its employees leave the Premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Project or by Landlord for noncompliance with this rule. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

8. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord. As more specifically provided in Tenant's lease of the Premises, Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

9. Landlord will furnish Tenant free of charge with two keys to each door in the Premises. Landlord may make a reasonable charge for any additional keys, and Tenant shall not make or have made additional keys. Tenant shall not alter any lock or access device or install a new or additional lock or access device or bolt on any door of its Premises, without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys for all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

10. The restrooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused the breakage, stoppage, or damage.

11. Tenant shall not use or keep in or on the Premises, the Building or the Project any kerosene, gasoline, or inflammable or combustible fluid or material.

12. Tenant shall not use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance. Tenant shall not allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises, the Building, or the Project.

13. No cooking shall be done or permitted by any tenant on the Premises, except that use by the tenant of Underwriters' Laboratory (UL) approved equipment, refrigerators and microwave ovens may be used in the Premises for the preparation of coffee, tea, hot chocolate and similar beverages, storing and heating food for tenants and their employees shall be permitted. All uses must be in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations and the Lease.

14. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the Premises be used for any illegal, improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's Lease. Tenant shall not accept hairstyling, barbering, shoeshine, nail, massage or similar services in the Premises or common areas except as authorized by Landlord.

15. If Tenant requires telegraphic, telephonic, telecommunications, data processing, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation. The cost of purchasing, installation and maintenance of such services shall be borne solely by Tenant.

16. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

17. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or any other device on the exterior walls or the roof of the Building, without Landlord's consent. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building, the Project or elsewhere.

18. Tenant shall not mark, or drive nails, screws or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord's consent except for purposes of hanging artwork. Tenant may install nails and screws in areas of the Premises that have been identified for those purposes to Landlord by Tenant at the time those walls or partitions were installed in the Premises. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

19. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.

     Tenant shall not place a load upon any floor of its Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

     Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

20. Tenant shall not install, maintain or operate upon its Premises any vending machine without the written consent of Landlord, which shall not be unreasonably withheld.

21. There shall not be used in any space, or in the public areas of the Project either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenants using hand trucks shall be required to use the freight elevator, or such elevator as Landlord shall designate. No other vehicles of any kind shall be brought by Tenant into or kept in or about its Premises.

22. Each tenant shall store all its trash and garbage within the interior of the Premises. Tenant shall not place in the trash boxes or receptacles any personal trash or any material that may not or cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city, without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes and at such times as Landlord shall designate. If the Building has implemented a building-wide recycling program for tenants, Tenant shall use good faith efforts to participate in said program.

23. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building or the Project, without the written consent of Landlord.

24. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building and the Project.

25. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is under the influence of alcohol or drugs or who commits any act in violation of any of these Rules and Regulations.

26. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or the Project or any photograph or other likeness of the Building or the Project in connection with, or in promoting or advertising, Tenant's business except that Tenant may include the Building's or Project's name in Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees of Landlord will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

30. Landlord reserves the right to designate the use of the parking spaces on the Project. Tenant or Tenant's guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. Parking spaces shall be for passenger vehicles only; no boats, trucks, trailers, recreational vehicles or other types of vehicles may be parked in the parking areas (except that trucks may be loaded and unloaded in designated loading areas). Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense. Vehicles parked on the Project overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense. No tenant of the Building shall park in visitor or reserved parking areas. Any tenant found parking in such designated visitor or reserved parking areas or unauthorized areas shall be subject to tow-away at vehicle owner's expense. The parking areas shall not be used to provide car wash, oil changes, detailing, automotive repair or other services unless otherwise approved or furnished by Landlord. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

31. No smoking of any kind shall be permitted anywhere within the Building, including, without limitation, the Premises and those areas immediately adjacent to the entrances and exits to the Building, or any other area as Landlord elects. Smoking in the Project is only permitted in smoking areas identified by Landlord, which may be relocated from time to time.

32. If the Building furnishes common area conferences rooms for tenant usage, Landlord shall have the right to control each tenant's usage of the conference rooms, including limiting tenant usage so that the rooms are equally available to all tenants in the Building. Any common area amenities or facilities shall be provided from time to time at Landlord's discretion.

33. Tenant shall not swap or exchange building keys or cardkeys with other employees or tenants in the Building or the Project.

34. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

35. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Project.

36. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

37. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein stated and any additional rules and regulations which are adopted.

38. Tenant acknowledges its potential participation in the ride share program, including flex work hours, as determined by the City of Carlsbad.

These Rules and Regulations are in addition to, and shall not be construed to in any way modify alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

                                   EXHIBIT "B"

                                   FLOOR PLAN

                               [GRAPHIC OMITTED]

                                  SECOND FLOOR

                                   EXHIBIT "C"

                              IMPROVEMENT AGREEMENT

                  This Lease Improvement Agreement ("Improvement Agreement") sets forth the terms and conditions relating to construction of the initial tenant improvements described in the Plans to be prepared and approved as provided below (the "Tenant Improvements") in the Premises. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Lease (the "Lease") to which this Improvement Agreement is attached and forms a part.

1. Base Building Work. The "Base Building Work" described on Schedule 1 to this Exhibit C, has been performed by Landlord at Landlord's sole cost and expense. No amount of said cost and expense shall be deducted from the Tenant Improvement Allowance (defined in Paragraph 4.2 below).

2.       Plans and Specifications.

                  2.1. Landlord shall retain the services of the space planner/architect designated by Landlord (the "Space Planner") to prepare a detailed space plan (the "Space Plan") mutually satisfactory to Landlord and Tenant for the construction of the Tenant Improvements in the Premises. Tenant shall approve or disapprove the Space Plan and any proposed revisions thereto in writing within three (3) business days after receipt thereof, which approval shall not be unreasonably withheld.

                  2.2. Based on the approved Space Plan, Landlord shall cause the Space Planner to prepare detailed plans, specifications and working drawings for the construction of the Tenant Improvements (the "Plans"). Landlord and Tenant shall diligently pursue the preparation of the Plans. Tenant shall approve or disapprove the Plans and any proposed revisions thereto, including the estimated cost of the Tenant Improvements, in writing within three (3) business days after receipt thereof. If Tenant fails to approve or disapprove the Space Plan or Plans or any revisions thereto within the time limits specified herein, Tenant shall be deemed to have approved the same. Landlord and Tenant shall use diligent efforts to cause the final Plans and the cost estimate to be prepared and approved no later than thirty (30) days after the execution of the Lease.

                  2.3. Notwithstanding Landlord's preparation, review and approval of the Space Plan and the Plans and any revisions thereto, Landlord shall have no responsibility or liability whatsoever for any errors or omissions contained in the Space Plan or Plans, or to verify dimensions or conditions, or for the quality, design or compliance with applicable Regulation of any improvements described therein or constructed in accordance therewith. Landlord hereby assigns to Tenant all warranties and guarantees by the Space Planner or the contractor who constructs the Tenant Improvements relating to the Tenant Improvements. In the event Tenant has claims against Landlord relating to, or arising out of the design or construction of, the Tenant Improvements, then Paragraph 10.4 of the Lease shall apply.

3.       Specifications for Standard Tenant Improvements.

3.1. Specifications and quantities of standard building components which will comprise and be used in the construction of the Tenant Improvements ("Standards") are set forth in Schedule 2 to this Exhibit
         C. As used herein, "Standards" or "Building Standards" shall mean the standards for a particular item selected from time to time by Landlord for the Building, including those set forth on Schedule 2 of this Exhibit C, or such other standards of equal or better quality as may be mutually agreed between Landlord and Tenant in writing.

                  3.2. No deviations from the Standards are permitted, unless approved or denoted in the Plans.

4.       Tenant Improvement Cost.

                  4.1. The cost of the Tenant Improvements shall, subject to Paragraph 4.2 below, be paid for by Tenant including, without limitation, the cost of: Standards; space plans and studies; architectural and engineering fees; permits, approvals and other governmental fees; labor, material, equipment and supplies;
         construction fees and other amounts payable to contractors or subcontractors; taxes; off-site improvements; remediation and preparation of the Premises for construction of the Tenant Improvements; taxes; filing and recording fees; premiums for insurance
         and  bonds;   financing  costs;  and all other  costs
         expended or to be expended in the construction of the Tenant Improvements, including those costs incurred for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of the Lease or for materials comprising the Tenant Improvements which were purchased by Landlord prior to the execution of the Lease; and an administration fee of five percent (5%) of the total cost of the Tenant Improvements.

                  4.2. Provided Tenant is not in default under the Lease, including this Improvement Agreement, Landlord shall contribute a one-time tenant improvement allowance not to exceed Thirty Dollars ($30.00) per useable square foot ($30.00 x approximately 8,702 usable square foot = $261,074.00) ("Tenant Improvement Allowance") to be credited by Landlord toward the cost of the initial Tenant Improvements. If the cost of the Tenant Improvements exceeds the Tenant Improvement Allowance, Tenant shall pay Landlord such excess cost within five (5) business days after Landlord's notice to Tenant of such excess cost. No credit shall be given to Tenant if the cost of the Tenant Improvements is less than the Tenant Improvement Allowance.

                  4.3. If the cost of the Tenant Improvements increases after the Tenant's approval of the Plans due to the requirements of any governmental agency or applicable Regulation or any other reason, Tenant shall pay Landlord the amount of such increase within five (5) business days after notice from Landlord of such increase.

                  4.4. If Tenant requests any change(s) in the Plans after approval of the estimate of the cost of the Tenant Improvements and any such requested changes are approved by Landlord in writing in Landlord's sole discretion, Landlord shall advise Tenant promptly of any cost increases and/or delays such approved change(s) will cause in the construction of the Tenant Improvements. Tenant shall approve or disapprove any or all such change(s) within three (3) business days after notice from Landlord of such cost increases and/or delays. To the extent Tenant disapproves any such cost increase and/or delay attributable thereto, Landlord shall have the right, in its sole discretion, to disapprove Tenant's request for any changes to the approved Plans. If the cost of the Tenant Improvements increases above the Tenant Improvement Allowance due to any changes in the Plan(s) requested by Tenant, Tenant shall pay Landlord the amount of such increase within ten (10) business days after notice from Landlord of such increase and Tenant's approval thereof in accordance with this Paragraph 4.4.

5.       Construction of Tenant Improvements.

                  5.1. Upon Tenant's approval of the Plans including the estimate of the cost of the Tenant Improvements and Landlord's receipt of payment of any such estimated cost exceeding the amount of the Tenant Improvement Allowance, Landlord shall cause its contractor to proceed to secure a building permit and commence construction of the Tenant Improvements provided that Tenant shall cooperate with Landlord in executing permit applications and performing other actions reasonably necessary to enable Landlord to obtain any required permits or certificates of occupancy; and provided further that the Building has in Landlord's discretion reached the stage of construction where it is appropriate to commence construction of the Tenant Improvements in the Premises.

                  5.2. Landlord shall not be liable for any direct or indirect damages suffered by Tenant as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, delays due to strikes or unavailability of materials or labor, or delays caused by Tenant (including delays by the Space Planner, the contractor or anyone else performing services on behalf of Landlord or Tenant).

                  5.3. If any work is to be performed on the Premises by Tenant or Tenant's contractor or agents:

                           (a) Such work shall proceed upon Landlord's written approval of Tenant's contractor, public liability and property damage insurance carried by Tenant's contractor, and detailed plans and specifications for such work, shall be at Tenant's sole cost and expense and shall further be subject to the provisions of Paragraphs 7 of the Lease.

                           (b) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable Regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with all applicable Regulations.

                           (c) If required by Landlord or any lender of Landlord, all work by Tenant or Tenant's contractor or agents shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

                           (d) All work by Tenant or Tenant's contractor or agents shall be scheduled through Landlord.

                           (e) Tenant or Tenant's contractor or agents shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Tenant's or Landlord's contractor.

                           (f) Tenant's entry to the Premises for any purpose, including, without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the date Tenant's obligation to pay rent commences shall be subject to all the terms and conditions of the Lease except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

                           (g) Tenant shall promptly reimburse Landlord upon demand for any reasonable expense actually incurred by the Landlord by reason of faulty work done by Tenant or its contractors or by reason of any delays caused by such work, or by reason of inadequate clean-up.

6.       Completion and Rental Commencement Date.

                  6.1. Tenant's obligation to pay Rent under the Lease shall commence on the applicable date described in Paragraph 2 of the Lease.
         However:

                           (a) If Tenant delays in preparing or approving the Space Plans or the Plans, or fails to approve the estimate of the cost of the Tenant Improvements or any other matter requiring Tenant's approval, or to pay the excess cost of Tenant Improvements, in each case within the time limits specified herein; or

                           (b) If the construction period is extended because Tenant requests any changes in construction, or modifies the approved Plans or if the same do not comply with applicable Regulations; or

                           (c) If Landlord is otherwise delayed in the construction of the Tenant Improvements for any act or omission of or breach by Tenant or anyone performing services on behalf of Tenant or on account of any work performed on the Premises by Tenant or Tenant's contractors or agents, then the date described in Paragraph 2 of the Lease shall be deemed to be accelerated by the total number of days of Tenant delays described in (a) through (c) above (each, a "Tenant Delay"), calculated in accordance with the provisions of Paragraph 6.2 below.

                  6.2. If the Term of the Lease has not already commenced pursuant to the provisions of Paragraph 2 of the Lease and substantial completion of the Tenant Improvements has been delayed on account of any Tenant Delays, then upon actual substantial completion of the Tenant Improvements (as defined in Paragraph 2 of the Lease), Landlord shall notify Tenant in writing of the date substantial completion of the Tenant Improvements would have occurred but for such Tenant Delays, and such date shall thereafter be deemed to be the Term Commencement Date for all purposes under the Lease. Tenant shall pay to Landlord, within three (3) business days after receipt of such written notice (which notice shall include a summary of Tenant Delays), the per diem Base Rent times the number of days between the date the Term Commencement Date would have otherwise occurred but for the Tenant Delays (as determined by the Space Planner or Landlord's contractor), and the date of actual substantial completion of the Tenant Improvements.

                  6.3.  Promptly  after  substantial  completion  of the  Tenant
         Improvements, Landlord shall give notice to Tenant and Tenant shall conduct an inspection of the Premises with a representative of Landlord and develop with such representative of Landlord a punchlist of items of the Tenant Improvements that are not complete or that require corrections. Upon receipt of such punchlist, Landlord shall proceed diligently to remedy such items at Landlord's cost and expense provided such items are part of the Tenant Improvements to be constructed by Landlord hereunder and are otherwise consistent with Landlord's obligations under this Improvement Agreement and provided Tenant has fully paid Landlord for the cost of the Tenant Improvements exceeding the Tenant Improvement Allowance (with any dispute between Landlord and Tenant pertaining thereto to be resolved by the Space Planner or Landlord's general contractor). Substantial completion shall not be delayed notwithstanding delivery of any such punchlist.

                  6.4. A default under this Improvement Agreement shall constitute a default under the Lease, and the parties shall be entitled to all rights and remedies under the Lease in the event of a default hereunder by the other party (notwithstanding that the Term thereof has not commenced).

                                   SCHEDULE 1
                                  TO EXHIBIT C

                               BASE BUILDING WORK

Spieker Properties to provide within the "warm shell" the following:

Building Core

1. Lobbies installed with Mirabella limestone and slate stone flooring, carpet, maple wood cased columns and doors. Drywall finished, taped, with painted surface and wallcovering.

2. Restrooms (all floors) finished with ceramic tile flooring, 4" x 4" ceramic tile on walls.

3. Stainless steel sinks with granite vanity, ceiling hung stainless steel restroom partitions. Hot and cold water.

4.   Two painted and lit emergency exit stairwells.

5.   Electrical, telephone, janitorial and mechanical rooms with doors.

6. Water source heat pump HVAC system with central tower provided for full building; distribution to Tenant Improvement and heat pump units are part of Tenant Improvement build-out costs. Johnson Controls direct digital control energy management system of HVAC and lighting.

7. Fire sprinklers installed and operational in core and stubbed in tenant spaces.

8.   Fire extinguishers and exit signs in exit stairwells and corridors.

9. Two (2) passenger elevators (3,500 lb. capacity) installed and operational with carpeted floor, wood, glass and brushed stainless accents.

Building Shell

1.   Curtain wall and exterior windows installed and sealed.

2.   Dual panel window system at all south and west elevations.

3.   Insulation for shell energy requirements under Title 24.

4.   Column and exposed core walls clad with drywall, taped and sanded.

5. Concrete floors - live load of 80lbs/ft and 20 lbs/ft partition loads, dead loads of 50 lbs/ft.

6.   Access to main phone and electrical service on first floor.

7.   Entrance doors installed with electronic pass card system.

Above Standard Improvements (including, but not limited to the following):

1. Wall finishes, window coverings, ceilings, lighting, fire sprinklers, doors, frames, hardware for non-base building areas.

2.   Additional exit doors.

3.   Specialty computer rooms, labs, etc.

4.   Additional electrical transformers.

5.   Extra HVAC units for above standard offices uses.

6.   Exhaust systems if needed.

7.   Emergency generators.

8.   Fire extinguishers beyond base shell.

9.   Exit signs beyond base shell.

10.  Telephone and data line distribution.

11.  Signage.

Note: The above is a summary of the detailed plans and specifications prepared by Brian Paul & Associates, which in the event of a conflict, the Brian Paul documentation shall control.

                                   SCHEDULE 2
                                  TO EXHIBIT C

                               BUILDING STANDARDS



                  The  following   constitutes  the  Building   Standard  tenant
improvements ("Standards"):


PARTITIONS

         DEMISING PARTITION

         New demising partition to be constructed with 3 5/8" x 25 gauge metal studs staggered at 24" O.C. typical. Partition to extend full height from floor to underside of structure above. Provide 5/8" gypsum wallboard on each side of studs. Wallboard shall be taped and finished with joint compound. The final finish shall be a smooth finish. The stud cavity shall be filled with R-11 insulation.

         INTERIOR PARTITIONS

         New interior partitions to be constructed with 2 1/2" x 25 gauge metal studs at 24" O.C. Provide 5/8" gypsum wallboard placed on each side of studs. The final finish shall be a smooth finish. Partition is to extend to the underside of the suspended ceiling. Provide kickers to structure above.

         ONE HOUR PARTITION

         New One Hour partition to be constructed with 3 5/8" x 25 gauge metal studs staggered at 24" O.C. typical. Partition to extend full height from floor to underside of structure above. Provide 5/8" type "X" gypsum wallboard on each side of studs. Wallboard shall be taped and finished with joint compound. The final finish shall be a smooth finish. The stud cavity shall be filled with R-11 insulation.

WOOD DOORS AND FRAMES

         SUITE ENTRY DOORS

         Suite entry doors are to be 20 minute rated, 1 3/4" x 3' x 8' solid core, stain grade maple.

         INTERIOR DOORS

         Doors to be 1-3/4" x 3' x 8'10" solid core, stain grade maple with edge banding. Finish with clear polyurethane.

         DOOR FRAMES

         Interior suite door frames shall be extruded aluminum alloy 6063-T5, standard as manufactured by "AAF-Advanced Architectural Frames," with snap on casing sections. Prepunch frame for factory installed 14 ga. Butt reinforcement, door strike, and closer hardware. Prefinished frame color to be: Commercial Clear.

         Rated doors and frames shall have a 20 minute, 45 minute, or 90 minute label rating for smoke and fire resistance which meets the requirements established by the Underwriters laboratory. Include smoke seals at all rated doors. Frame shall be extruded aluminum alloy 6063-T5, standard as manufactured by "AAF-Advanced Architectural Frames". Prepunch frame for door strike, butts and closer hardware prefinish frame. Finish to be:
     Commercial Clear.

         FINISH HARDWARE

                  SUITE ENTRY

                  For 8' doors:

                  2 pair butt hinges, 4 1/2" x 4 1/2" Finish: stainless steel.

                  One office entry lock set Yale, #color: #626 satin chromium plated.

                  One closer per door, Norton #8301 slim style cover with adjustable delayed action closer, Finish: aluminum.

                  One wall bumper per door: Glynn-Johnson #50C, Finish: US-26D, chromium plated dull.

                  INTERIOR DOORS

                  1 1/2 pair butt hinges 4 1/2" x 4 1/2" stainless steel. One each latchset

                  One each passage set Yale, color: #626 satin chromium plated.

                  Or

                  One each office Yale, lockset, color: #626 satin chromium plated.

                  One wall bumper per door: Glynn-Johnson #50C, Finish: US-26D, chromium plated dull.

CEILINGS

         ACOUSTICAL CEILINGS

         Ceilings shall be 24" x 24" Armstrong "Ultima". Color: #1912, with suprafine 9/16s grid. Color: white.

         GYPSUM BOARD CEILINGS

         Gypsum board ceilings shall have 5/8" gypsum board on 25 gauge metal studs at 16" O.C. Wallboard shall be taped and finished with joint compound. The final finish shall be smooth.

LIGHTING FIXTURES

         Light fixtures shall be 24" x 24" fluorescent lay-in fixtures with three 34-watt energy miser cool white deluxe lamps (CWX). Provide Lithonia with deep cell parabolic lens.

ELECTRICAL SWITCHES AND OUTLET COVERPLATES

         Electrical coverplates shall be Decora Leviton #5325, Color: white.

         Light switches shall be Decora Leviton #5601, Color: white.

         One  (1)  telephone   outlet  with  pull  string  only  per  office  or
     workstation.

FINISHES

         CARPET

         Carpet   shall  be   Designweave   "Trieste   #997  28  oz,  glue  down
     installation.

         VINYL COMPOSITION TILE

         Vinyl composition tile shall be Azrock "Cortina" 12" x 12".

         BASE

         Base with carpet or sheet vinyl shall be 4" Johnsonite rubber top set base.

         PAINT

         All walls shall receive (2) coats of Frazee "Lo-glo", Latex Lo sheen enamel.

WINDOW TREATMENT-ALL EXTERIOR WINDOWS

         Bali Aluminum 1" Mini Blinds, Color: #329 Granite Pearl.

                                   EXHIBIT "D"

                               TENANT'S INSURANCE

Tenant shall, at Tenant's sole cost and expense, procure and keep in effect from the date of this Lease and at all times until the end of the Term, the following insurance coverage:

1. Property Insurance. Insurance on all personal property and fixtures of Tenant and all improvements made by or for Tenant to the Premises on an "All Risk" or "Special Form" basis, for the full replacement value of such property. Such insurance shall be endorsed to name Landlord, any Holder of a Security Instrument and any other party specified by Landlord as a loss payee.

2. Liability Insurance. Commercial General Liability insurance written on an ISO CG 00 01 10 93 or equivalent form, on an occurrence basis, with a per occurrence limit of at least $2,000,000, and a minimum general aggregate limit of at least $3,000,000, covering bodily injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises or the Project by Tenant or any Tenant Party. Such insurance shall include contractual liability coverage insuring Tenant's indemnity obligations under this Lease, and shall be endorsed to name Landlord, any Holder of a Security Instrument and any other party specified by Landlord as an additional insured with regard to liability arising out of the ownership, maintenance or use of the Premises.

3. Worker's Compensation and Employer's Liability Insurance. (a) Worker's Compensation Insurance as required by any Regulation, and (b) Employer's Liability Insurance in amounts not less than $1,000,000 each accident for bodily injury by accident and for bodily injury by disease, and for each employee for bodily injury by disease.

4. Commercial Auto Liability Insurance. Commercial auto liability insurance with a combined limit of not less than One Million Dollars ($1,000,000) for bodily injury and property damage for each accident. Such insurance shall cover liability relating to any auto (including owned, hired and non-owned autos).

5. Alterations Requirements. In the event Tenant shall desire to perform any Alterations, Tenant shall deliver to Landlord, prior to commencing such Alterations (i) evidence satisfactory to Landlord that Tenant carries "Builder's Risk" insurance covering construction of such Alterations in an amount and form approved by Landlord, (ii) such other insurance as Landlord shall nondiscriminatorily require, and (iii) a lien and completion bond or other security in form and amount satisfactory to Landlord.

6. General Insurance Requirements. All coverages described in this Exhibit D shall be endorsed to (i) provide Landlord with thirty (30) days' notice of cancellation or change in terms; (ii) waive all rights of subrogation by the insurance carrier against Landlord; and (iii) be primary and non-contributing with Landlord's insurance. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Exhibit D is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises or if Tenant's use of the Premises should change with or without Landlord's consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Exhibit D. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated AVII or better in "Best's Insurance Guide" and authorized to do business in the State of California. Deductible amounts under all insurance policies required to be carried by Tenant under this Lease shall not exceed $10,000 per occurrence. Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder, and, if Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant under the Lease, procure the same for the account of Tenant, and the cost thereof (with interest thereon at the Default
         Rate) shall be paid to Landlord as additional rent.